SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

                      [Amendment No. _____]

Filed by the Registrant    X

Filed by a Party other than the Registrant

Check the appropriate box:

_____           Preliminary Proxy Statement

  X             Definitive Proxy Statement

_____           Definitive Additional Materials

_____           Soliciting Material Pursuant to Section 240.14a-11(c) or
                Section 240.14a-12

                         International Nursing Services Inc.
________________________________________________________________________
                   (Name of Registrant as Specified in its Charter)


                      (Name of Person(s) Filing Proxy Statement)
________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):

 X        $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2).

_____ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

_____     Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

	       N/A

          2) Aggregate number of securities to which transaction applies:

               N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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          4)   Proposed maximum aggregate value of transaction:

               N/A

Set forth the amount on which the filing fee is calculated and state how it was determined.

_____     Check box if any part of the fee is offset as
          provided by Exchange Act Rule 0-11(a)(2) and identify
          the filing for which the offsetting fee was paid
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               INTERNATIONAL NURSING SERVICES, INC.
               360 South Garfield Street, Suite 400
                      Denver, Colorado 80209

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON NOVEMBER 4, 1996


     NOTICE IF HEREBY GIVEN that the Annual Meeting of
Stockholders of International Nursing Services, Inc., a Colorado corporation (the "Company"), will be held at the Company's principal place of business at 360 South Garfield Street, Suite
400, Denver, Colorado, on Monday, November 4, 1996 at 10:00 a.m., local time, for the following purposes:

     1. To elect a Board of Directors consisting of four directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To approve the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000;

     3.   To approve the adoption of the Company's 1996 Stock
Incentive Plan and an amendment to that Plan increasing the number of shares reserved for issuance thereunder to 2,000,000;

     4.   To ratify the appointment of Ehrhardt Keefe Steiner &
Hottman PC. independent public accountants, to audit the financial statements of the Company for the fiscal year ending
December 31, 1996; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments(s) thereof.

     The Board of Directors has fixed the close of business on September 18, 1996 as the record date (the "Record Date") for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON IF SUCH STOCKHOLDER HAS PREVIOUSLY RETURNED A PROXY.

                         By Order of the Board of Directors



                         John P. Yeros, Chairman of the Board and
                         Chief Executive Officer

Denver, Colorado, October 1, 1996



                INTERNATIONAL NURSING SERVICES, INC.
                360 South Garfield Street, Suite 400
                       Denver, Colorado 80209

                          PROXY STATEMENT
                   ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON NOVEMBER 4, 1996


           INFORMATION CONCERNING SOLICITATION AND VOTING

   General

        The enclosed Proxy is solicited on behalf of the Board of Directors of International Nursing Services, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, November 4, 1996 at 10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal place of business at 360 South Garfield Street, Suite 400, Denver, Colorado. The Company's telephone number is (303) 393-1515. These proxy solicitation materials were mailed on or about October 1, 1996 to all stockholders listed in the stockholder records of the Company as of the Record Date (as that term is defined below). The Company will bear the cost of this solicitation.

   Record Date and Share Ownership

        Stockholders of record at the close of business on September 18, 1996 (the "Record Date") are entitled to vote at the Annual Meeting. At the Record Date, 4,612,856 shares of the Company's Common Stock, $0.001 par value per share, were outstanding. Stockholders holding at least a majority of the outstanding shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

   Revocability of Proxies

        Any Proxy given pursuant to this solicitation may be revoked by the person or entity giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the stockholder appointing the proxy if the Secretary or other officer or agent of the Company who is authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises his authority under the appointment.

   Voting and Solicitation

        Each outstanding share of Common Stock shall be entitled to one (1) vote on each matter submitted to a vote at the Annual Meeting. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. The Company estimates that the proxy materials will be mailed to shareholders of record on or about October 1, 1996. The principal executive offices of the Company are located at 360 South Garfield Street, Suite 400, Denver, Colorado 80209. The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares of the Company's Common Stock in their names or in the names of their nominees, for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners.

   Deadline for Receipt of Shareholder Proposals

        Stockholders of the Company who intend to present proposals at the Company's 1997 Annual Meeting of Stockholders must deliver such proposals to the Company no later than January 19, 1997 in order to be included in the Proxy Statement and form of Proxy relating to the 1997 Annual Meeting of Stockholders. The Company currently anticipates that the 1997 Annual Meeting of Stockholders will be held on June 18, 1997.

   Matters to Be Brought Before the Annual Meeting

        The matters to be brought before the Annual Meeting include: (1) the election of a Board of Directors consisting of four directors; (2) the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000; (3) the approval of the adoption of the Company's 1996 Stock Incentive Plan and an amendment to that Plan increasing the number of shares reserved for issuance thereunder to 2,000,000; (4) the ratification of the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C., independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1996; and (5) the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

                       ELECTION OF DIRECTORS

   Nominees

        The Company's Board of Directors currently consists of four directors. It is contemplated that a Board of four directors will be elected at the Annual Meeting. The Board of Directors recommends that the stockholders vote "FOR" the director nominees listed below. Assuming a quorum is present at the Annual Meeting, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holder will vote the proxies received by him for management's four nominees, as listed below. In the event any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by him in such a manner as will insure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, or until such person's successor has been elected and qualified. The nominees are as follows:

                       John P. Yeros
                       Thomas J. Oberle
                       Charles Powell
                       Colleen Dougherty-Gray

        All of the nominees are currently serving as directors of the Company. Certain information regarding each nominee is set forth hereinbelow.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THOSE
   FOUR  NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.  A
   PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE AT
   THE ANNUAL MEETING WILL BE REQUIRED TO ELECT EACH DIRECTOR.

                           BOARD MEETINGS

        The Board of Directors of the Company held a total of 10 meetings during the fiscal year ended December 31, 1995 (including regularly scheduled and special meetings of the Board of Directors). All of the then-current members of the Board of Directors attended (either in person or telephonically) 100% of all meetings of the Board held during the fiscal year ended December 31, 1995.

                  DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company as of September 20, 1996 are set forth below:

    Name                       Age               Position
    ____                       ___               ________

    John P. Yeros              45     Chairman of the Board and
                                      Chief Executive Officer
    Colleen Dougherty-Gray     39
                                      Executive Vice President,
                                      Chief Operating Officer and
    Robin M. Bradbury          40     Director

    Thomas J. Oberle(2)        51     Chief Financial Officer

    Charles Powell(1)(2)       41     Director

                                      Director

   ____________________

   (1)  Member of the Audit Committee
   (2)  Member of the Compensation Committee


        Each director is serving a term of office that will continue until the next Annual Meeting of Stockholders and until the election and qualification of his or her respective successor. All of the Company's executive officers devote full-time to the Company's business and affairs.

        John P. Yeros. Mr. Yeros, the founder of the Company, served as President and a director of the Company from the Company's incorporation in April 1988 through September 1993. Mr. Yeros has since served as Chairman of the Board and Chief Executive Officer of the Company.

        Colleen Dougherty-Gray. Ms. Dougherty-Gray has served as Executive Vice President and Chief Operating Officer of the Company since November 1994 and as a director since August 1995. From 1993 to November 1994, Ms. Dougherty-Gray was Area Vice President of In Home Health, Inc., a home health care agency. Also in 1993, Ms. Dougherty-Gray was the Northeast Regional Manager of The Hug Center of New England, a preferred provider for Children's Hospital of Boston. From 1990 through 1992, Ms. Dougherty-Gray was a senior consultant with Ernst & Young, New York, New York, an international accounting and consulting firm.

        Robin M. Bradbury. Mr. Bradbury has served as Chief Financial Officer of the Company since February 1996. From 1991 to September 1995, Mr. Bradbury served as the Chief Financial Officer of InfoNow Corporation, a publicly-traded internet provider of multi-media solutions in Denver, Colorado. From 1987 to 1991, Mr. Bradbury owned and operated an interim chief financial/controller service that served private and public companies. During this period, Mr. Bradbury also served as the Chief Financial Officer of Top Source, Inc., a publicly-traded automotive accessory distributor in Palm Beach, Florida. From 1980 to 1987, Mr. Bradbury was an audit manager with Deloitte Haskins & Sells (now Deloitte Touche) in Denver and Colorado Springs, Colorado.

        Thomas J. Oberle. Mr. Oberle has been a director of the Company since its incorporation. Since January 1993, Mr. Oberle has been the director of the Colorado Dental Association. From January 1991 to January 1993, he served as an independent insurance agent in Denver, Colorado. From October 1989 to December 1991, Mr. Oberle was a Vice President of Equicor, a health maintenance organization in Denver, Colorado. From May 1987 to October 1989, he served as President of RMS, Inc., a corporation involved in organizing various companies associated with the Children's Hospital in Denver, Colorado. Mr. Oberle devotes only such time as is necessary to the business of the Company.

        Charles Powell. Mr. Powell has served as a director of the Company since September 1994. Mr. Powell co-founded KAPRE Software, Inc., Boulder, Colorado, in March 1992. Since March 1996 Mr. Powell has served as a director and the Vice President of Operations for Antalys Corporation, a privately-held software Company. Mr. Powell has served as Vice President of Finance and Vice President of International Operations of KAPRE Software from March 1992 to February 1996. From February 1992 through March 1993, Mr. Powell also served as Chief Executive Officer of Generation 5 Technology, Inc., Denver, Colorado, a publicly-held software development company. Mr. Powell devoted approximately half of his time to each of KAPRE Software, Inc. and General 5 Technology, Inc. from March 1992 through March 1993. From November 1988 to February 1992, Mr. Powell served as the Vice President of International Operations for J.D. Edwards, Inc., Englewood, Colorado, a software applications developer for the mainframe computer market. From April 1988 to June 1989, Mr. Powell was President of Sheridan Securities, Inc., Denver, Colorado. Mr. Powell currently serves on the Board of Directors of Milestone Capital, Inc. and Siscom, Inc., both publicly-held companies located in Denver, Colorado, and the Rockies Fund, Inc., headquartered in Colorado Springs, Colorado. Mr. Powell devotes only such time as is necessary to the Company's business.

          COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        The Company believes that shareholders should be provided information about director and executive officer compensation consistent with the rules of the Securities and Exchange Commission. As a result, this Proxy Statement contains the following sections of information regarding executive compensation: Summary Compensation Table, Options Grants Table and Fiscal Year-End Option and Warrants--Option/Warrant Value Table.

        Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three years ended December 31, 1995 for John P. Yeros, the Chief Executive Officer of the Company, Colleen Dougherty-Gray, the Chief Operating Officer of the Company, Judith Shargel, the former Executive Vice President and Gerald R. Hendricks, the former President and Chief Financial Officer of the Company (collectively, the "Named Officers"). No officer of the Company other than Mr. Yeros, Ms. Dougherty-Gray, Ms. Shargel and Mr. Hendricks received annual salary and bonus exceeding $100,000 in 1995.


                                                             Long-Term
							   Compensation
                     Annual Compensation(1)                    Awards

    Name and                                    Restricted    Options/
    Principal     Fiscal                           Stock      Warrants
    Position       Year     Salary      Bonus    (Shares)     (Shares)

    John P.        1995   $130,000     $10,000      -0-       300,000(2)
    Yeros,         1994   $109,000(3)      -0-      -0-       403,813
    Chief          1993    $90,615         -0-      -0-        65,000(4)
    Executive
    Officer and
    Chairman of
    the Board

    Colleen        1995    $96,000      $5,000      -0-       100,000(2)
    Doughterty-    1994     $9,230         -0-      -0-        15,000
    Gray,          1993        N/A         N/A      N/A           N/A
    Chief
    Operating
    Officer and
    Director

    Judith         1995    $110,000     $2,000      -0-           -0-
    Shargel,       1994     $32,000        -0-      -0-        12,500
    former         1993         N/A        N/A      N/A           N/A
    Executive
    Vice
    President

    Gerald R.      1995   $108,500         -0-      -0-           -0-
    Hendricks,     1994   $109,000(3)      -0-      -0-       403,814
    former         1993       $-0-         -0-  $77,500(5)     32,500
    President,
    Former
    Chief
    Financial
    Officer and
    Former
    Director
   ____________________________________________

   (1) With respect to each of the Named Officers, the aggregate amount of perquisites and other personal benefits, securities or property received was less than either $50,000 or 10% of the salary and bonus reported.
   (2) The options to purchase a total of 400,000 shares of Common Stock granted to Mr. Yeros and Ms. Dougherty-Gray were granted with an exercise price of $0.63 per share, which represented the fair market value of the Common Stock at the time of issuance.
   (3) Notwithstanding the terms of their respective employment agreements, Messrs. Yeros and Hendricks agreed to reduce their annual salary for fiscal 1994 to $109,000 rather than $120,000.
   (4)  A total of 32,500 of these options were canceled in 1993.
   (5) Mr. Hendricks was issued 77,500 shares of Common Stock in September 1993 in lieu of receiving cash compensation. Those shares were valued for financial reporting purposes at $0.50 per share, the estimated fair market value on the date of issuance. Mr. Hendricks transferred by gift a total of 25,000 shares of Common Stock to a charity in 1994. The value of the remaining shares at December 31, 1995 was $307,650.


        Options Grants Table. The following table sets forth information on grants of stock options pursuant to the Company's 1996 Stock Incentive Plan (the "1996 Plan") to the
   Named Officers:

                           Percent of Total
                Options/   Options/Warrants    Exercise
                Warrants      Granted to       or Base
                Granted    Employees in 1995    Price     Expiration
    Name        (Shares)          (1)         ($/Share)      Date

    John P.     300,000           75%            $0.63     November
    Yeros         (2)                                        2005

    Colleen     100,000           25%           $0.63      November
    Dougherty     (2)                                        2005
    -Gray

    Judith        -0-             0%              --          --
    Shargel

    Gerald R.     -0-             0%              --          --
    Hendricks


   ____________________________________________

   (1) The Company issued options to acquire a total of 400,000 shares of its Common Stock to employees during 1995.
   (2) These options were granted pursuant to the 1996 Plan and are exercisable immediately.


   Fiscal Year-End Options and Warrants--Option/Warrant Value
   Table. The following table sets forth information on year-end values of stock options and warrants granted to the Named
   Officers as of December 31, 1995:

                        Number of Securities
                       Underlying Unexercised         Value of Unexercised
                        Options/Warrants at           In-the-Money Options
                          Fiscal Year-End              at Fiscal Year-End
                          _______________              __________________

    Name            Exercisable   Unexercisable  Exercisable  Unexercisable(1)
    ____            ___________   _____________  ___________  _______________

    John P. Yeros     148,687        587,626       $21,450        $482,907

    Colleen            15,000        100,000       $ 2,500        $134,000
    Dougherty-Gray

    Judith Shargel     12,500          -0-         $ 3,750        $   -0-

    Gerald R.           -0-            -0-          $  -0-        $   -0-
    Hendricks


   ____________________________________________

   (1) The dollar values are calculated by determining the difference between $2.00 per share, the fair market value of the Common Stock at August 15, 1996, and the exercise price of the respective options.


        No employee-director of the Company receives any additional compensation for services as a director. Non-employee directors receive no salary for their services as such, although they do receive a fee of $250 per Board or committee meeting attended. The Board of Directors has also authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-employee directors for attending Board or committee meetings.

        The Company has no retirement, pension or profit-sharing program for the benefit of its directors, executive officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

        Employment Agreements. Mr. Yeros entered into an Employment Agreement with the Company effective October 15, 1993. Ms. Dougherty-Gray initially entered into an Employment Agreement with the Company effective November 21, 1994. Ms. Dougherty-Gray signed an additional Employment Agreement effective March 1, 1996 for another two-year term. Mr. Bradbury entered into an Employment Agreement with the Company effective February 13, 1996. Ms. Shargel entered into an Employment Agreement with the Company effective as of September 19, 1994. Mr. Yeros' Employment Agreement provides for a three-year term, while two-year terms are provided for Ms. Dougherty-Gray, Ms. Shargel and Mr. Bradbury, with the right on the part of the Company to extend each of those Employment Agreements on written notice to the employee given not less than 90 days prior to the expiration of the initial term. In August 1996, the Company chose not to renew Ms. Shargel's Employment Agreement. Each of those Employment Agreements provides for termination by the employee with or without cause or by the Company with cause. Those Employment Agreements are subject to termination by the Company without cause after the initial one-year term, subject to the right of the employee to receive 12 months' compensation. These Employment Agreements call for Messrs. Yeros and Bradbury and Ms. Shargel and Ms. Dougherty-Gray to receive minimum annual salaries of $120,000, $110,000, $110,000 and $108,000, respectively. These Employment Agreements also contain bonus and stock option provisions that empower the Board of Directors to grant bonuses and stock options based upon the employee's performance.

        On June 22, 1995, the Company and Gerald R. Hendricks mutually agreed to terminate Mr. Hendricks' Employment Agreement. The Company agreed to pay Mr. Hendricks $7,500 per month in severance through December 15, 1995. The Company also canceled certain options and warrants granted to Mr. Hendricks consisting of rights to purchase a total of 287,625 shares of Common Stock at $1.75 per share.

        Each of Messrs. Yeros' and Bradbury's and Ms. Dougherty-Gray's employment agreements contain provisions providing that, upon the occurrence of a "Triggering Event" (defined to include a non-negotiated change in ownership of between 50% and 80% of the outstanding shares of the Company's Common Stock or a non-negotiated merger of the Company with and into another corporation) during the period that such persons are acting as officers or directors for the Company, the employee will receive a lump sum payment equal to between one and 2.9 times the previous year's base pay in the event of termination other than for cause. Each Employment Agreement also contains a non-compete provision that extends for a period of one year after termination or resignation of the employee, as well as certain confidentiality provisions.

   1996 Stock Incentive Plan

         The 1996 Stock Incentive Plan (the "1996 Plan") was adopted by the Company's Board of Directors effective November 24, 1995. The purpose of the 1996 Plan is to provide a vehicle under which a variety of equity-based awards may be granted to employees, non-affiliated individuals (as defined in the 1996 Plan) and non-employee directors of the Company in order to promote the Company's development and success. The 1996 Plan permits the award of non-qualified stock options, incentive stock options, stock awards and purchases, as approved by the Compensation Committee of the Board of Directors. A maximum of 500,000 shares of Common Stock were initialy reserved for grant under the 1996 Plan. As of August 15, 1996, a total of 1,288,874 options were outstanding under the 1996 Plan at exercise prices between $0.63 and $1.88.

   Warrant Issuances

        In November 1994, the Board of Directors issued warrants to Messrs. Yeros and Hendricks entitling each of them to acquire 287,626 shares of Common Stock. The warrants have an exercise price of $1.75, the fair market value at the date of grant. The warrants vested immediately and are exercisable when the Company's consolidated revenues, on a pro forma basis, equal or exceed $20,000,000, or at the end of seven years, whichever comes first. These warrants expire at the end of seven years if not exercised. The Compensation Committee of the Board of Directors approved the granting of these warrants. In connection with the termination of Mr. Hendricks' employment, his warrants were canceled.

   Conflicts of Interest

        The Company has adopted a policy that any transactions with directors or officers or any entities in which they are also officers or directors or in which they have a financial interest, will only be on terms that would be reached in an arms-length transaction, consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. This policy, which is set forth in the minutes of the Board of Directors, provides that no such transaction by the Company shall be either void or voidable solely because of such relationship or interest of such directors or officers or solely because such directors are present at the meeting of the Board of Directors of the Company or a committee thereof that approves such transaction or solely because their votes are counted for such purpose.
   In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof that approves such a transaction.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of Common Stock as of August 15, 1996 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each of the Named Officers and
   (iii) all executive officers and directors as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.


                                        August 15, 1996
                                        _______________

    Name                      Number of Shares  Percent of Class
    ____                      ________________  ________________

    John P. Yeros(1)             587,687(2)           11.6%

    Colleen Dougherty-Gray(1)    215,000(3)            4.5%
    Robin M. Bradbury(1)         150,000(3)            3.2%

    Thomas J. Oberle(1)          113,250(3)            2.4%

    Charles Powell(1)            110,000(3)            2.3%

    Millenco L.P.                  640,000            12.2%
    111 Broadway
    New York, New York  10069

    Huberfeld Bodner Family        320,000             6.5%
    Foundation
    152 West 57th Street,
    54th Floor
    New York, New York  10019

    Laura Huberfeld                768,000            14.3%
    250 Longwood Crossing
    Lawrence, New York  11559

    Newark Sales Corp.             800,000            14.8%
    43 Elizabeth Avenue
    Nassau Bahamas

    Naomi Bodner                   768,000            14.3%
    16 Grosser Lane
    Monsey, New York  10952

    Nais Corp.                     640,000            12.2%
    94 Washington Avenue
    Lawrence, New York  11559

    Ezer Mzion, Inc.               320,000             6.5%
    152 West 57th Street,
    54th Floor
    New York, New York  10019

    Jules Nordlizht                320,000             6.5%
    255 West Beach Street
    Long Beach, New York
    11561

    David Klugman                  548,000           10.62%
    152 West 57th Street,
    54th Floor
    New York, New York  10019

    STAT Health Care Services      325,000             6.9%
    3071 Perry Avenue
    Bronx, New York  10467

    All directors, director     1,175,937(4)          20.8%
    nominees and officers as
    a group (five persons)


   ____________________________________________

   (1) The address for each named officer and director is 360 South Garfield Street, Suite 400, Denver, Colorado 80209. Gerald R. Hendricks is not named because he is no longer an executive officer of the Company.
   (2) Consists of 448,687 shares subject to currently exercisable options or options exercisable within 60 days.
   (3) Represents shares subject to currently exercisable options or options exercisable within 60 days.
   (4) Includes 1,036,937 shares subject to currently exercisable options or options exercisable within 60 days.

                   CERTAIN BUSINESS RELATIONSHIPS

        In connection with the Company's purchase of a travel nurse business from Staff Builders in 1992, the Company issued a promissory note in the amount of $275,000 to Staff Builders that was guaranteed by Mr. Yeros, the Company's then-President. The Company also issued a warrant to Staff Builders to purchase 37,500 shares of the Company's Common Stock at an exercise price of $6.00 per share, which warrant is exercisable for a three-year period. The promissory note bears interest at the rate of 8% per annum and was initially due on September 30, 1993. In November 1993, Staff Builders and the Company entered into a modification agreement that provided that the term of the promissory note would be extended to September 30, 1995. The Company is currently in default under this promissory note for non-payment. The Company agreed to increase the number of shares of Common Stock purchasable upon exercise of Staff Builders' warrant from 37,500 shares to 50,000 shares, and to reduce the exercise price from $6.00 per share to $4.00 per share. Additionally, the modification agreement provided that 50% of the principal balance of the promissory note would be repaid upon completion of the Company's 1994 public offering and that the remaining balance would be repaid in the event the Company completes an additional public or private financing during the remaining term of the promissory note. From the proceeds of the Company's 1994 public offering, $137,500 was paid to Staff Builders in accordance with the terms of the modification agreement. Mr. Yeros received an indirect personal benefit as a result of the partial release of his personal guarantee.

        From June through August 1994, the Company received a $500,000 bridge financing from a number of investors, including partners of the Beta Financial Group, a California general partnership. Messrs. Yeros and Hendricks pledged as collateral the shares of the Company's Common Stock owned by them and any securities held by them that are convertible or exercisable into shares of Common Stock to secure the Company's obligations under that bridge financing. The Company's obligation under that bridge financing was repaid from the proceeds of the Company's 1994 public offering. Messrs. Yeros and Hendricks each received an indirect personal benefit as a result of the release of their collateral pledge of shares. Mr. Yeros has also personally guaranteed the lease payments on the Company's executive offices. Neither Messrs. Yeros or Hendricks received any compensation from the Company for providing the collateral securing the bridge financing, and Mr. Yeros received no compensation for providing the lease guarantee.

        The Company paid legal fees to the law firm of Berliner
   Zisser Walter & Gallegos, P.C., in the amount of $5,000 for fiscal 1995. Robert W. Walter, one of the Company's former directors, is a shareholder in such law firm.

        The Board of Directors believes that the terms of the transactions described above were at least as favorable as could have been obtained from unaffiliated third parties. The Company has adopted policies that any loans to officers, directors and 5% or more shareholders (collectively, "Affiliates") are subject to approval by a majority of the disinterested directors and that future transactions with Affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of the disinterested directors.

                  COMPLIANCE WITH SECTION 16(a) OF
                THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are requested by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1995, and thus far for fiscal 1996, with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% shareholders, except that during fiscal 1995, John P. Yeros did not file on a timely basis a Form 4 concerning the grant of certain options, Colleen Dougherty-Gray did not file on a timely basis a Form 4 concerning the grant of certain options, Charles Powell did not file on a timely basis a Form 4 concerning the grant of certain options and, during fiscal 1996, Robin M. Bradbury did not file on a timely basis a Form 3 concerning his becoming an officer of the Company or a Form 4 concerning the grant of certain options.

         ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

        The Board of Directors has determined that it is in the Company's best interest to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, as more fully described below. The text of the proposed Articles of Amendment to Articles of Incorporation is attached hereto as Exhibit "A". The Company currently is authorized to issue a total of 15,000,000 shares of its Common Stock, $0.001 par value per share. However, the Company's Board of Directors believes that it is in the Company's best interest to amend its Articles of Incorporation to authorize the issuance of a total of 25,000,000 shares of Common Stock. As of August 15, 1996 there were 4,612,856 shares of Common Stock issued and outstanding. The 25,000,000 shares of Common Stock will result in the existence of approximately 20,387,144 authorized but unissued shares of Common Stock. The Board of Directors believes that these shares will be sufficient for issuance from time to time as may be required for various purposes, including the issuance of shares of Common Stock in connection with proposed financing transactions and the issuance or reservation of shares of Common Stock for employee stock options.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION. THE ADOPTION OF THE PROPOSED ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION REQUIRES THAT HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING MUST VOTE IN FAVOR OF THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

        APPROVAL AND AMENDMENT OF 1996 STOCK INCENTIVE PLAN

        The Company's Board of Directors approved and adopted the 1996 Plan on November 24, 1995 and initially proposed the reservation of a total of 500,000 shares of the Company's Common Stock for issuance thereunder. By resolution dated effective as of August 16, 1996, the Board of Directors of the Company approved an amendment to the 1996 Plan increasing the shares of Common Stock received for issuance thereunder from 500,000 to 2,000,000 (the "Amended 1996 Plan"). The Board of Directors further directed that the Amended 1995 Plan be submitted to the shareholders of the Company for their approval. The stockholders who are entitled to vote at the Annual Meeting are asked to approve the adoption of the Amended 1996 Plan and the Board of Directors recommends a vote "For" the adoption and amendment of the Amended 1996 Plan. Approval of the adoption of the Amended 1996 Plan will permit the granting of options and the issuance of shares of the Company's Common Stock as a means of providing equity incentives to key employees and other personnel, giving such employees and personnel a proprietary interest in the Company and its growth, success and progress. A copy of the Amended 1996 Plan is attached hereto as Exhibit "B".

        The Amended 1996 Plan provides for the grant of options and the award or sale of stock to officers, directors, employees and consultants of the Company. As of the date hereof, a total of 1,288,874 options have been granted pursuant to the Amended 1996 Plan. No awards or sales of stock have been made under the Amended 1996 Plan. Both "incentive stock options", as defined under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-qualified options" may be granted pursuant to the Amended 1996 Plan. The Amended 1996 Plan will be administered by the Board of Directors or by a committee designated by the Board. The terms of options granted or stock awards or sales effected under the Amended 1996 Plan will be determined by the Board of Directors or its committee. No options may be exercised for a term of more than 10 years from the date of grant. Options intended as incentive stock options may be issued only to employees and must meet certain conditions imposed by the Code, including the requirement that the option exercise price be no less than the fair market value of the option shares on the date of grant. The Amended 1996 Plan has a term of 10 years from original adoption. The consideration to be received by the Company under the Amended 1996 Plan may include cash, promissory notes and shares of the Company's securities.

        With respect to any participant in the Amended 1996 Plan who owns stock representing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any option granted under the Amended 1996 Plan must be at least equal to 110% of the fair market value of the Company's Common Stock on the date of grant. Otherwise, the exercise price for options intended to be incentive stock options will be the fair market value on the date of grant. The exercise price of any non-qualified stock option will be determined by the Board of Directors or its committee, in its absolute discretion, after taking into consideration factors deemed to be relevant. Recipients of incentive stock options are not taxed on the grant or exercise of such options, except for the impact of such options on the calculation of the option holder's alternative minimum tax. Rather, holders of incentive stock options are taxed upon the sale of stock purchased upon the exercise of such options and, provided applicable holding periods are satisfied, the gain recognized upon the sale of stock purchased upon exercise of such options is taxed at capital gains rates to the seller. There will be no material tax effects for the Company resulting from the granting or exercise of incentive stock options under the Amended 1996 Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE AMENDED 1996 PLAN. THE APPROVAL OF THE AMENDED 1996 PLAN REQUIRES THAT HOLDERS OF A MAJORITY OF THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING MUST VOTE IN FAVOR OF THE APPROVAL OF THE ADOPTION OF THE AMENDED 1996 PLAN.

                   RATIFICATION OF APPOINTMENT OF
                EHRHARDT KEEFE STEINER & HOTTMAN PC

        The Board of Directors has appointed Ehrhardt Keefe Steiner & Hottman PC, independent public accountants, to audit the Company's financial statements for the fiscal year ending December 31, 1996 and recommends that the Company's stockholders ratify such appointment. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire, and are expected to be available to respond to appropriate questions.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF EHRHARDT KEEFE STEINER & HOTTMAN PC TO AUDIT THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996. SUCH APPOINTMENT SHALL BE RATIFIED IF A MAJORITY OF THE SHARES REPRESENTED AT THE ANNUAL MEETING VOTE IN FAVOR OF THE APPOINTMENT.

                   ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report to Shareholders concerning the operation of the Company for fiscal year 1995, including financial statements, is enclosed herewith.

                           OTHER MATTERS

        Management knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his judgment.

        ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

        A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, is enclosed herewith as part of the Company's Annual Report to Shareholders and additional copies thereof may be obtained by stockholders, without charge, by written request to Robin M. Bradbury, Chief Financial Officer, International Nursing Services, Inc., 360 South Garfield Street, Suite 400, Denver, Colorado 80209.

                       By Order of the Board of Directors


                       John P. Yeros, Chairman of the Board
                       and Chief Executive Officer

   DATED:  October 1, 1996


                            EXHIBIT "A"

             TEXT OF PROPOSED  ARTICLES OF AMENDMENT TO
                     ARTICLES OF INCORPORATION


                            EXHIBIT "B"

                 AMENDED 1996 STOCK INCENTIVE PLAN



   PROXY        INTERNATIONAL NURSING SERVICES, INC.        PROXY
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints John P. Yeros with full power of substitution, as attorney and proxy of the undersigned to vote as set forth below and otherwise represent all of the shares of Common Stock registered in the name of the undersigned at the Annual Meeting of Stockholders of International Nursing Services, Inc., a Colorado corporation (the "Company"), to be held at the Company's principal place of business at 360 South Garfield Street, Suite 400, Denver, Colorado 80209 on Monday, November 4, 1996 at 10:00 a.m., local time, and any adjournment(s) thereof, with the same effect as if the undersigned were present and voting the shares on all matters set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, copies of which have been previously sent to and received by the undersigned:

   1. The election of the following nominees as directors of the Company, each to serve until the next Annual Meeting of Stockholders or until a successor shall be duly elected and qualified:

       ___ FOR all nominees listed below (except as marked to the contrary)

       ___ WITHHOLD AUTHORITY to vote for all the nominees listed below

       John P. Yeros   Thomas J. Oberle   Charles Powell

       			Colleen Dougherty-Gray


   2. To approve the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000:

           ___  FOR         ___  AGAINST        ___  ABSTAIN

                    (Continued on reverse side)




   3.  To approve the adoption of the Company's 1996 Stock
       Incentive Plan and an amendment to that Plan increasing the number of shares reserved for issuance thereunder to 2,000,000:

           ___  FOR         ___  AGAINST        ___  ABSTAIN


   4.  To ratify the appointment of Ehrhardt Keefe Steiner &
       Hottman PC, certified public accountants, to audit the Company's financial statements:


           ___  FOR         ___  AGAINST        ___  ABSTAIN

   5. In his discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED UPON EACH OF THE NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS, TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION, FOR THE ADOPTION OF THE COMPANY'S 1996 STOCK INCENTIVE PLAN AND THE AMENDMENT TO THAT PLAN INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER, FOR THE RATIFICATION OF EHRHARDT KEEFE STEINER & HOTTMAN PC, AS THE COMPANY'S INDEPENDENT AUDITOR, AND, IN THE DISCRETION OF THE PROXYHOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

           I/We plan to attend the Annual Meeting ___ Yes  ___ No

                            Dated: ________________________, 1996


                            _____________________________________
                                           Signature

                            _____________________________________
                                 Signature if held jointly


   Note: Please sign your name exactly as it appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held also being designated. If shares are held jointly, each stockholder should sign. Executors, trustees and other fiduciaries should so indicate when signing. Please sign, date and return this Proxy promptly.